Federated Investors
World-Class Investment Manager

Federated International Bond Fund

Established 1991

A Portfolio of Federated International Series, Inc.

12TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated
International Bond Fund

President's Message

Dear Valued Shareholder:

Federated International Bond Fund was created in 1991, and I am pleased to present its 12th Annual Report. Through its high-quality government and corporate bond holdings in developed markets outside the United States, the fund offers total return opportunities and significant diversification.1 As of November 30, 2002, the fund's total net assets of $48.9 million were invested in 38 bonds in 14 foreign countries and the United States. The average bond quality rating was AA/Aa2, and the fund's average effective duration was 5.35 years.2

The most distinguishing characteristic of this fund during its fiscal year was its exposure to the world's currencies. The U.S. dollar value declined against almost all currencies during the reporting period. Consequently, the bonds held in the fund increased in value and exceeded the domestic bond values. We do not know how long this trend will continue, but shareholders have benefited and will continue to do so as long as the U.S. dollar is weak relative to other currencies. Since its securities are denominated entirely in foreign currencies, the fund tends to outperform when the U.S. dollar depreciates. With its double-digit returns, Federated International Bond Fund currently is one of the top-performing funds in the Federated lineup.

This report covers the fund's fiscal year, which is the 12-month period from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's co-portfolio managers Robert Kowit, Senior Vice President; Ihab Salib, Vice President; and Nick Ivanov, Vice President, all of Federated Global Investment Management Corp. Following their discussion of economic conditions and fund strategy are three additional items of shareholder interest: a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's diversified international bond holdings, and publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Individual share class total return performance for the 12-month reporting period follows.3

	Total Return	Net Asset Value Increase
Class A Shares	12.15%	$8.97 to $10.06 = 12.15%
Class B Shares	11.29%	$8.86 to $9.86 = 11.29%
Class C Shares	11.29%	$8.86 to $9.86 = 11.29%

Please take time to study this report--it is very nice to report on this unique fund's performance and activities on behalf of all shareholders. I call your attention to the portfolio managers' excellent work and the discussion that follows.

Thank you for joining the growing number of shareholders who have diversified their fixed income assets internationally through this fund. Remember, reinvesting your dividends and investing on a systematic basis are convenient ways to build your account and help your money grow through the benefit of compounding.4

Thank you for choosing Federated International Bond Fund to pursue your long-term investment goals and for your continued confidence in our firm.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were 7.14%, 5.79% and 10.29%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Robert Kowit

Senior Vice President

Federated Global
Investment Management Corp.

Ihab Salib

Vice President

Federated Global
Investment Management Corp.

Nick Ivanov

Vice President

Federated Global
Investment Management Corp.

Investment Review

What are your comments on economic conditions and the international bond market during the past 12 months?

Bond yields in the United States, Europe and in most of the developed world declined dramatically during the 12-month reporting period. After an initial sell-off during the fourth quarter of 2001, most bond markets reversed course during the summer of 2002, and by November were not expecting any rate increases by the world's major central banks over the medium term. With equity volatility reaching new highs, investors have been fleeing to less risky bonds even at these record low yields.

After a brief recovery in the first quarter of 2002, consumer confidence in Europe and most of the Organisation for Economic Co-Operation and Development countries started to deteriorate due to a weak equity market, slow job growth and job insecurity.

In Europe, hopes for an economic recovery were based on signs of uptick in economic activity due to the rebuilding of inventories that followed the inventory stock reduction of 2001. The economic recovery seemed well under way at the end of the second quarter of 2002. However, high unemployment, weak capital investments and flat domestic demand caused economic indicators throughout the European Monetary Union (EMU) to decline noticeably during July and August of 2002. Citing the weakness of the economic indicators, the European Central Bank adopted a bias towards easing of monetary conditions in early September 2002.

In the U.S., the Federal Reserve Board left interest rates unchanged at its August and September 2002 meetings while acknowledging the global economic uncertainty. Core retail sales continued to advance, the labor force showed modest additions, and both existing and new home sales rose due to lower interest rates. Offsetting these positive signs were lower consumer confidence numbers. Consumer confidence in the United States trended lower, especially during the last few months, due to increased geopolitical risk, equity volatility, slow job growth and job insecurity.

Dollar weakness prevailed for the better part of the first half of 2002 due to the rising U.S. current account deficit, which now amounts to 5% of U.S. gross domestic product.

In spite of improving credit fundamentals of European investment-grade companies, the corporate market underperformed the sovereign debt market late in the reporting period, as a result of soft economic data, weakness and high volatility in the equity market, and investors' increased risk aversion. Lower rated sectors performed worse than higher rated ones.

Different industry sectors showed varying performance. Industry sectors with defensive characteristics, like Utilities, outperformed more volatile sectors like Industrials. Within Industrials, technology and electronics companies had the worst performance. Within the Financials sector, the subordinated paper of insurance companies suffered due to the weak equity market, insurance losses in the aftermath of September 11, and the floods in Europe, which put pressure on regulatory solvency capital ratios.

How did Federated International Bond Fund perform during the past 12 months, and what factors affected performance?

Total returns for the fund, based on net asset value, were: Class A Shares, 12.15%; Class B Shares, 11.29%; and Class C Shares, 11.29%. The fund outperformed the Lipper International Income Funds average return of 9.13%,1 and performed roughly in line with its benchmark,the J.P. Morgan Global (ex-U.S.) Government Index, which returned 11.81%.2

During the reporting period, the fund's strategy encompassed duration management, yield curve management, currency allocation and credit management. On duration, the fund maintained a long duration position versus the benchmark from the end of the first quarter of 2002 through the end of July 2002, when we shifted to a neutral/short bias. This strategy worked well with the exception of the last couple of months of the reporting period, as bond prices continued to rally.

The yield curve strategy consisted of a positioning for a yield curve flattening. This strategy did not work very well, as the curve steepened moderately over the reporting period, i.e., two-year European government bonds outperformed ten-year bonds by 25 basis points.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The J.P. Morgan Global (ex-U.S.) Government Index is the standard unmanaged foreign securities index representing major government bond markets. Investments cannot be made in an index.

The fund's positive performance versus the benchmark during the reporting period was mainly due to our currency strategy. Relative to the benchmark, the fund maintained a short position in the yen and a long position in the euro and euro-related currencies. The euro appreciated versus both the U.S. dollar and the yen by approximately 10%, which led to a significant outperformance versus the benchmark. Out of the top ten performing currencies versus the euro, the fund had investments in five of those currencies at one point or another during the reporting period.

Finally, our most active strategy was on the credit front. In terms of credit quality, we were overweight in lower rated investment grade companies, which were severely undervalued due to investors' risk aversion. In terms of industry sectors, we were overweight in the industries where the de-leveraging process was making significant progress and valuations were cheap, such as telecommunications operators and in industries relatively less exposed to the business cycle, like non-cyclical services. We avoided highly cyclical industries, like chemical and capital goods companies, and those sectors relatively expensive and prone to event risks, such as utilities.

The biggest contributor to the fund's performance was the timing of our trades, disciplined profit taking, trade entry targets and careful credit selection. The credit waters were treacherous in 2002 and the "fallen angels" in Europe, i.e., investment-grade companies that were downgraded to below investment grade, reached the record number of 17 versus only 3 names in 2001. The ratio of rating downgrades to upgrades by Standard & Poor's of European companies was approximately 3 to 1. For a stable credit environment, this ratio normally should be 1 to 1. In this adverse environment for corporate bonds, overall our credit strategy worked fairly well.

What were the fund's top ten issuers as of November 30, 2002?

The top ten issuers were as follows:

Name	Country	Percentage of Net Assets
German Government	Germany	20.7%
Italian Government	Italy	9.1%
United Kingdom, Government of	United Kingdom	9.1%
Norwegian Government	Norway	4.6%
Canadian Government	Canada	4.3%
Pfizer, Inc.	United States	4.2%
Sonera Corp.	Finland	4.2%
PGNIG Finance	Netherlands	4.2%
Danish Government	Denmark	4.0%
Telekomunikacja Polska S.A. Eurofinance BV	Netherlands	3.6%
TOTAL		68.0%

How were the fund's bond holdings diversified among foreign countries and currencies as of November 30, 2002?

The fund's country allocations were as follows:

Country	Percentage of Net Assets
Germany	20.7%
United Kingdom	14.5%
United States	10.9%
Netherlands	9.9%
Italy	9.1%
Canada	5.7%
Norway	4.6%
Finland	4.2%
Denmark	4.0%
Spain	3.2%
Cayman Islands	3.0%
France	2.3%
Australia	1.7%
Hungary	1.7%
Sweden	1.3%

The fund's currency allocations were as follows:

Currency	Percentage of Net Assets
Euro	58.1%
Japanese Yen	10.6%
British Pound	9.1%
Norwegian Krone	4.6%
Canadian Dollar	4.3%
Danish Krone	4.0%
Australian Dollar	1.7%
Hungarian Forint	1.7%
Italian Lira	1.4%
Swedish Krona	1.3%

What is your outlook for high-grade international bonds and the fund in 2003?

Global economic indicators point to a prolonged period of below-trend growth and general economic weakness. In addition, a potential war in Iraq is likely to have negative geopolitical risk implications. Given that, central bankers are likely to refrain from increasing rates anytime soon. Hence, we expect bond yields to remain range-bound in the medium term. In the short term, a war in Iraq would push yields lower (and bond prices higher) as a flight-to-quality trade. However, the magnitude and duration of the rally will depend on the speed and outcome of any war action.

The largest duration positions continue to be in core government bonds with a heavy emphasis on German bonds. Our credit exposure is concentrated in the high yielding bank capital securities of retail-oriented European banks with good retail franchises, diversified earnings streams, proven credit skills and sound risk management. The valuations of some telecommunications operators also look attractive.

We expect the relatively high yield spread differential between government and corporate bonds to narrow as corporations continue to fix their balance sheets and deleverage after the profligate equity bubble years of debt-financed acquisition and capital spending. This is a multi-year process that started in 2001, and as it continues, it will improve the credit fundamentals of many companies.

However, the road to de-leveraging is likely to continue to be bumpy. In an environment of low nominal economic growth, the market is likely to punish companies with sub-par operating performance and weak liquidity position, as well as companies in industries where they lack pricing power and have weak customer bases. More attention will be placed on corporate pension liabilities, asbestos and tobacco litigation, and regulatory changes in regulated industries. Off-balance sheet liabilities are likely to be scrutinized, and careful company selection will be as important as staying well diversified to limit risk.

In spite of the recent corporate bond rally, European investment-grade corporate bonds still appear relatively cheap to their fair market value. In terms of sectors, we favor the European telecommunications operators that have made the most progress in restoring the health of their balance sheets. In terms of rating categories, valuations of lower rated investment-grade companies are currently more attractive than higher rated ones. Again, careful company liquidity analysis, credit selection, diversification and tight risk management are of paramount importance in the current risk-averse and volatile market environment.

In the short to medium term, market technicals also look favorable for corporate bonds. The equity and corporate markets tend to exhibit a seasonal strength during the last quarter of a given year. In addition, recent primary issuance has indicated that investors, although quite selective, have enough liquidity to invest in good credit stories.

With regard to currencies, the erosion of capital inflows into the United States coupled with a large current account deficit is the basis for our long-term expectations for a gradual decline of the U.S. dollar. After sustained strength, the Australian and New Zealand dollars appear to have attained their full potential for 2002, induced by receding global growth estimates and heightened investor risk aversion. Conversely, Nordic bloc currencies (Norwegian Krone and Swedish Krona) have favorable domestic factors and still present considerable value opportunities. EMU convergence should be supportive for the Swedish Krona. Rising oil prices and favorable carry will sustain Norwegian Krone strength.

What are your thoughts for shareholders on the value of continuing to invest in the fund?

Federated International Bond Fund can supply critical exposure to non-U.S. markets and diversify domestic equity or fixed-income holdings in portfolios. Any dividends the fund provides also are always welcome, whether they are taken as income or used for reinvestment in the fund.

Investors in the fund who want to play a more active role in building their fund accounts should consider using a systematic investment approach. Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares with an opportunity to grow investments through both favorable and challenging markets.

If you are not already doing so, we recommend you start a plan to invest systematically. Committing smaller amounts of money to bond investments regularly over time can potentially build wealth overall and also to grow IRA, retirement or educational savings accounts.

Federated International Bond Fund--
Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund (Class A Shares) (the "Fund") from November 30, 1992 to November 30, 2002 compared to the J.P. Morgan Global (ex.-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	7.14%
5 Years	0.10%
10 Years	4.49%
Start of Performance (6/4/1991)	5.11%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated International Bond Fund--
Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 2002 compared to the J.P. Morgan Global (ex.-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	5.79%

5 Years	(0.07)%

Start of Performance (9/28/1994)	3.17%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

2 The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total returns quoted reflect all contingent deferred sales charges.

Federated International Bond Fund--
Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 2002 compared to the J.P. Morgan Global (ex.-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	10.29%

5 Years	0.29%

Start of Performance (4/1/1993)	4.13%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total returns quoted reflect all contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Foreign Currency Par Amount		Credit Rating	[1]	Value in U.S. Dollars
	BONDS--96.8%
	AUSTRALIAN DOLLAR--1.7%
	State/Provincial--1.7%
1,425,000	New South Wales, State of, Local Gov't. Guarantee, 6.50%, 5/1/2006	AAA/Aaa		$827,308

	BRITISH POUND--9.1%
	Sovereign--9.1%
1,020,000	United Kingdom, Government of, Bond, 5.75%, 12/7/2009	AAA/Aaa		1,694,966
1,730,000	United Kingdom, Government of, Treasury Bill, 5.00%, 3/7/2012	NR		2,761,795

	TOTAL BRITISH POUND			4,456,761

	CANADIAN DOLLAR--4.3%
	Sovereign--4.3%
1,000,000	Canada Government, Bond, 6.00%, 9/1/2005	Aa1		677,699
1,500,000	Canada Government, Bond, 6.00%, 6/1/2008	AAA/Aa1		1,028,200
200,000	Canada Government, Bond, 6.00%, 6/1/2011	Aa1		136,504
300,000	Canada Government, Bond, 9.25%, 6/1/2022	AAA/Aa1		276,409

	TOTAL CANADIAN DOLLAR			2,118,812

	DANISH KRONE--4.0%
	Sovereign--4.0%
2,000,000	Denmark Government, 7.00%, 11/15/2007	AAA/Aaa		301,708
12,600,000	Denmark, Government, Note, 4.00%, 8/15/2008	AAA/Aaa		1,663,292

	TOTAL DANISH KRONE			1,965,000

	EURO--58.1%
	Banking--5.5%
1,500,000	NBP Capital Trust I, Bond, 8.32%, 6/29/2049	BBB+/A2		1,696,273
1,000,000	RBS Capital Trust A, Bank Guarantee, 6.467%, 12/29/2049	A /A1		1,009,730

	TOTAL			2,706,003

	Finance--2.2%
1,000,000	CL Capital Trust I, Bond, 7.047%, 4/29/2049	BBB/A3		1,046,186

Foreign Currency Par Amount		Credit Rating	[1]	Value in U.S. Dollars
	EURO--continued
	Oil & Gas--4.2%
2,000,000	PGNIG Finance, Company Guarantee, 6.75%, 10/30/2006	BBB/Baa3		$2,037,360

	Sovereign--35.3%
1,100,000	French Government, Bond, 4.75%, 10/25/2012	Aaa		1,109,677
1,330,000	Germany Government, 5.25%, 1/4/2008	AAA/Aaa		1,404,784
600,000	Germany Government, 6.00%, 2/16/2006	AAA/Aaa		640,353
2,150,000	Germany Government, 6.00%, 7/4/2007	AAA/Aaa		2,329,837
1,000,000	Germany Government, Bond, 4.00%, 2/16/2007	Aaa		1,003,780
800,000	Germany Government, Bond, 5.00%, 1/4/2012	NR		824,639
1,950,000	Germany Government, Bond, 5.00%, 7/4/2011	Aaa		2,010,639
900,000	Germany Government, Bond, 5.375%, 1/4/2010	AAA/Aaa		954,271
925,000	Germany Government, Bond, 5.50%, 1/4/2031	NR		975,449
3,400,000	Italian Government, 4.50%, 5/1/2009	AA/Aa3		3,435,817
1,000,000	Italian Government, Bond, 5.00%, 2/1/2012	Aa2		1,025,733
1,500,000	Spanish Government, Bond, 5.50%, 7/30/2017	AA+/Aaa		1,578,173

	TOTAL			17,293,152

	Telecommunications & Cellular--10.9%
500,000	AT&T Corp., (Series REGS), 5.092%, 11/21/2003	BBB+/Baa2		491,882
1,000,000	Olivetti Finance NV, Company Guarantee, (Series EMTN), 6.50%, 4/24/2007	BBB/Baa2		1,022,554
2,000,000	Sonera Corp., Sr. Unsub., (Series EMTN), 5.625%, 3/14/2005	BBB/Baa2		2,044,313
1,800,000	Telekomunikacja Polska S.A. Eurofinance BV, Company Guarantee, (Series EMTN), 6.625%, 3/1/2006	BBB/Baa2		1,780,877

	TOTAL			5,339,626

	TOTAL EURO			28,422,327

	HUNGARIAN FORINT--1.7%
	Sovereign--1.7%
200,000,000	Hungary, Government of, Bond, 7.75%, 4/12/2005	NR		834,656

	ITALIAN LIRA--1.4%
	Finance - Automotive--1.4%
671,394	Ford Credit Canada, Company Guarantee, 5.25%, 2/5/2003	A/A2		666,422

Foreign Currency Par Amount or Shares		Credit Rating	[1]	Value in U.S. Dollars
	JAPANESE YEN--10.6%
	Finance--3.0%
175,000,000	AIG SunAmerica Institutional Funding II, (Series EMTN), 1.20%, 1/26/2005	AAA/Aaa		$1,455,234

	Food & Drug Retailers--3.4%
200,000,000	Tesco PLC, Sr. Unsub., (Series EMTN), 0.70%, 9/20/2006	Aa3		1,642,083

	Pharmaceutical--4.2%
250,000,000	Pfizer, Inc., Bond, (Series INTL), 0.80%, 3/18/2008	AAA/Aaa		2,069,031

	TOTAL JAPANESE YEN			5,166,348

	NORWEGIAN KRONE--4.6%
	Sovereign--4.6%
6,500,000	Norway Government, Bond, 6.75%, 1/15/2007	AAA/Aaa		910,792
10,000,000	Norway Government, Foreign Gov't. Guarantee, 5.75%, 11/30/2004	AAA/Aaa		1,357,444

	TOTAL NORWEGIAN KRONE			2,268,236

	SWEDISH KRONA--1.3%
	Sovereign--1.3%
5,400,000	Sweden, Government of, Deb., 6.50%, 5/5/2008	AAA/Aaa		646,533

	TOTAL BONDS (IDENTIFIED COST $44,991,002)			47,372,403

	MUTUAL FUND--0.6%
302,562	Prime Value Obligations Fund, Class IS (at net asset value)			302,562

	TOTAL INVESTMENTS (IDENTIFIED COST $45,293,564) [2]			$47,674,965

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost for federal tax purposes is $45,370,723. The net unrealized appreciation of investments on a federal tax basis amounts to $2,304,242 which is comprised of $2,362,375 appreciation and $58,133 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($48,937,014) at November 30, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $45,293,564)		$47,674,965
Cash denominated in foreign currencies (identified cost $6,790)		6,803
Cash		546
Income receivable		1,162,761
Receivable for shares sold		277,623

TOTAL ASSETS		49,122,698

Liabilities:
Payable for shares redeemed	$104,446
Payable for printing and postage	22,943
Payable for custodian fees	11,411
Payable for shareholder services fee	10,185
Payable for auditing fees	9,351
Payable for portfolio accounting fees	9,239
Payable for legal fees	8,831
Accrued expenses	9,278

TOTAL LIABILITIES		185,684

Net assets for 4,895,262 shares outstanding		$48,937,014

Net Assets Consist of:
Paid in capital		$54,069,254
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,398,594
Accumulated net realized loss on investments and foreign currency transactions		(10,003,792)
Undistributed net investment income		2,472,958

TOTAL NET ASSETS		$48,937,014

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($33,662,917 ÷ 3,346,655 shares outstanding)		$10.06

Offering price per share (100/95.50 of $10.06)[1]		$10.53

Redemption proceeds per share		$10.06

Class B Shares:
Net asset value per share ($9,433,045 ÷ 956,478 shares outstanding)		$9.86

Offering price per share		$9.86

Redemption proceeds per share (94.50/100 of $9.86)[1]		$9.32

Class C Shares:
Net asset value per share ($5,841,052 ÷ 592,129 shares outstanding)		$9.86

Offering price per share		$9.86

Redemption proceeds per share (99.00/100 of $9.86)[1]		$9.76

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Interest			$2,599,184

Expenses:
Investment adviser fee		$389,180
Administrative personnel and services fee		185,000
Custodian fees		41,658
Transfer and dividend disbursing agent fees and expenses		100,772
Directors'/Trustees' fees		5,791
Auditing fees		24,934
Legal fees		3,637
Portfolio accounting fees		83,104
Distribution services fee--Class A Shares		102,027
Distribution services fee--Class B Shares		56,519
Distribution services fee--Class C Shares		26,582
Shareholder services fee--Class A Shares		102,027
Shareholder services fee--Class B Shares		18,839
Shareholder services fee--Class C Shares		8,861
Share registration costs		38,440
Printing and postage		49,273
Insurance premiums		1,293
Interest expense		181
Miscellaneous		2,605

TOTAL EXPENSES		1,240,723

Waivers and Reimbursement:
Waiver of investment adviser fee	$(170,656)
Waiver of distribution services fee--Class A Shares	(89,784)
Waiver of transfer and dividend disbursing agent fees and expenses	(958)
Reimbursement of investment adviser fee	(59)

TOTAL WAIVERS AND REIMBURSEMENT		(261,457)

Net expenses			979,266

Net investment income			1,619,918

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			710,709
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,591,672

Net realized and unrealized gain on investments and foreign currency transactions			2,302,381

Change in net assets resulting from operations			$3,922,299

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,619,918	$2,837,520
Net realized gain (loss) on investments and foreign currency transactions	710,709	(4,385,744)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,591,672	4,562,905

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,922,299	3,014,681

Share Transactions:
Proceeds from sale of shares	26,591,414	22,442,602
Cost of shares redeemed	(54,791,295)	(35,507,166)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(28,199,881)	(13,064,564)

Change in net assets	(24,277,582)	(10,049,883)

Net Assets:
Beginning of period	73,214,596	83,264,479

End of period (including undistributed net investment income of $2,472,958 and $0, respectively)	$48,937,014	$73,214,596

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 8.97	$ 8.63	$ 9.68	$11.22	$10.65
Income From Investment Operations:
Net investment income	0.30 [2,3]	0.34 [3]	0.43 [3]	0.55 [3]	0.52 [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79 [2]	--	(1.30)	(1.63)	0.53

TOTAL FROM INVESTMENT OPERATIONS	1.09	0.34	(0.87)	(1.08)	1.05

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.46)	(0.48)
Distributions from paid in capital	--	--	(0.16)	--	--

TOTAL FROM DISTRIBUTIONS	--	--	(0.18)	(0.46)	(0.48)

Net Asset Value, End of Period	$10.06	$ 8.97	$ 8.63	$ 9.68	$11.22

Total Return[4]	12.15%	3.94%	(9.15)%	(9.87)%	10.22%

Ratios to Average Net Assets:

Expenses	1.73%	1.58%	1.55%	1.46%	1.33%

Net investment income	3.27%[2]	3.85%	4.68%	5.19%	5.04%

Expense waiver/reimbursement[5]	0.55%	0.38%	0.22%	0.23%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$33,663	$63,587	$72,867	$115,155	$138,567

Portfolio turnover	208%	436%	116%	52%	37%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized gain (loss) per share by $0.03, and decrease the ratio of net investment income to average net assets from 3.61% to 3.27%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information presented is based upon the monthly average number of shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.86	$8.58	$9.66	$11.19	$10.62
Income From Investment Operations:
Net investment income	0.24 [2,3]	0.28 [3]	0.35 [3]	0.47 [3]	0.46 [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.76 [2]	--	(1.29)	(1.62)	0.51

TOTAL FROM INVESTMENT OPERATIONS	1.00	0.28	(0.94)	(1.15)	0.97

Less Distributions:
Distributions from net investment income	--	--	(0.01)	(0.38)	(0.40)
Distributions from paid in capital	--	--	(0.13)	--	--

TOTAL FROM DISTRIBUTIONS	--	--	(0.14)	(0.38)	(0.40)

Net Asset Value, End of Period	$9.86	$8.86	$8.58	$ 9.66	$11.19

Total Return[4]	11.29%	3.26%	(9.84)%	(10.47)%	9.45%

Ratios to Average Net Assets:

Expenses	2.45%	2.30%	2.27%	2.18%	2.05%

Net investment income	2.58%[2]	3.14%	3.90%	4.47%	4.31%

Expense waiver/reimbursement[5]	0.33%	0.16%	--	0.01%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,433	$6,952	$7,678	$10,702	$13,174

Portfolio turnover	208%	436%	116%	52%	37%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized gain (loss) per share by $0.03, and decrease the ratio of net investment income to average net assets from 2.92% to 2.58%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information presented is based upon the monthly average number of shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.86	$8.58	$9.67	$11.20	$10.63
Income From Investment Operations:
Net investment income	0.24 [2,3]	0.28 [3]	0.35 [3]	0.47 [3]	0.46 [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.76 [2]	--	(1.29)	(1.62)	0.51

TOTAL FROM INVESTMENT OPERATIONS	1.00	0.28	(0.94)	(1.15)	0.97

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.38)	(0.40)
Distributions from paid in capital	--	--	(0.13)	--	--

TOTAL FROM DISTRIBUTIONS	--	--	(0.15)	(0.38)	(0.40)

Net Asset Value, End of Period	$9.86	$8.86	$8.58	$9.67	$11.20

Total Return[4]	11.29%	3.26%	(9.91)%	(10.46)%	9.42%

Ratios to Average Net Assets:
Expenses	2.45%	2.30%	2.27%	2.18%	2.05%

Net investment income	2.57%[2]	3.14%	3.91%	4.47%	4.32%

Expense waiver/reimbursement[5]	0.33%	0.16%	--	0.01%	0.02%

Supplemental Data:
Net assets, end of period (000 omitted)	$5,841	$2,675	$2,720	$4,281	$6,654

Portfolio turnover	208%	436%	116%	52%	37%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized gain (loss) per share by $0.03, and decrease the ratio of net investment income to average net assets from 2.91% to 2.57%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information presented is based upon the monthly average number of shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Bond Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Fixed income securities (government securities, asset back securities and other fixed income securities), listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. With respect to valuation of foreign securities, trading in foreign cities may be completed at times that vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be val ued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 12/1/2001		As of 11/30/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation	Net Realized Gain
Increase (Decrease)	$(33,893)	$(33,893)	$(175,035)	$41,866	$133,169

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for foreign currency and expiration of capital loss carryforward. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(4,500,269)	$966,853	$3,533,416

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,477,306

Undistributed long-term capital gains	--

Unrealized appreciation	$2,321,435

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in valued investments attributable to the tax treatment of premium and discount.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $9,930,981, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$4,766,152

2008	$3,782,266

2009	$1,210,965

2010	$ 171,598

Withholding taxes on foreign interests and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contract

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2002, the Fund had no outstanding foreign currency exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.0001 per share) authorized were as follows:

Shares Class Name:	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000

Class B Shares	500,000,000

Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,929,900	$18,016,889	2,288,523	$20,409,833
Shares redeemed	(5,671,278)	(50,759,478)	(3,647,942)	(32,369,254)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,741,378)	$(32,742,589)	(1,359,419)	$(11,959,421)

Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	480,908	$4,575,348	98,433	$867,201
Shares redeemed	(309,326)	(2,850,106)	(208,706)	(1,841,214)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	171,582	$1,725,242	(110,273)	$(974,013)

Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	416,500	$3,999,177	131,666	$1,165,568
Shares redeemed	(126,338)	(1,181,711)	(146,711)	(1,296,698)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	290,162	$2,817,466	(15,045)	$(131,130)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,279,634)	$(28,199,881)	(1,484,737)	$(13,064,564)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchase and sales of investments, excluding short-term securities (and in-kind contributions for the year ended November 30, 2002, were as follows:

Purchases	$102,988,620
Sales	$129,261,094

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, there were no outstanding loans. During the year ended November 30, 2002, the maximum outstanding borrowing was $756,000. The Fund had an average outstanding daily balance of $293,182 with a high and low interest rate of 2.31% and 1.81%, respectively, representing only the days the LOC was utilized. Interest expense totaled $181 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED INTERNATIONAL SERIES, INC. AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Bond Fund (the "Fund") (one of the portfolios constituting Federated International Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1998 were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Bond Fund of Federated International Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 7, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: March 1984	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 2000

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: March 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.;

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Position(s)
William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Alexandre de Bethmann Birth Date: October 26, 1961 VICE PRESIDENT

Alexandre de Bethmann is Vice President of the Corporation. Mr. de Bethmann joined Federated in 1995 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. Mr. de Bethmann is a Chartered Financial Analyst. He received his M.B.A. in Finance from Duke University.

Robert M. Kowit Birth Date: June 27, 1945 VICE PRESIDENT

Robert M. Kowit is Vice President of the Corporation. He has been the Fund's Portfolio Manager since December 1995. Mr. Kowit joined Federated in 1995 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President/Portfolio Manager of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

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